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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 23, 1997 included in Restrac, Inc.'s Form 10K for the year ended September 30, 1997.

                                                         /s/ ARTHUR ANDERSEN LLP
                                                         ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 2, 1998